Exhibit 99.1
Specialty Pharmaceuticals for Psychiatry & Neurology NASDAQ: SOMX

Forward Looking Statements This presentation contains forward-looking statements about our business, including results of our clinical trials, potential indications for our product candidates, development timelines, future financial results and events that have not yet occurred. Pharmaceutical development inherently involves significant risks and uncertainties, including the risks outlined under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and our other filings made with the SEC from time to time. Our actual results may differ materially from our expectations due to these risks and uncertainties, including our near-term dependence on the success of our lead product candidate, SILENORTM, and factors relating to regulatory approval, research and development, intellectual property protection, competition, industry environment, ability to raise sufficient capital, ability to attract a strategic partner and other matters. Somaxon undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Highlights Specialty pharmaceuticals focused on psychiatric and neurologic disorders Three in-licensed product candidates with extensive human experience & established safety records Highly differentiated product profiles addressing large markets, including 3 positive Phase 3 trials in insomnia Company still retains exclusive rights to all products Near term milestones including additional Phase 3 results

Pipeline SILENOR(tm) - Insomnia Nalmefene - Impulse Control Disorders Acamprosate Movement Disorders Pre- Clinical Phase 1 Phase 2 Phase 3 Nalmefene - Smoking Cessation

Insomnia Market Growth 2001 2002 2003 2004 2005 East 1.3 1.8 2.2 2.7 3.3 Total Dollars Billions $1.3 $1.8 $2.2 $2.7 $3.3 Source: Wolters Kluwer Health

Insomnia Prescription Growth 2001 2002 2003 2004 2005 Ambien 14.89 19.33 22.14 24.49 24.8 Trazodone 8.43 9.5 10.15 10.84 10.81 Other 5.25 5.66 6.01 6.36 6.47 Sonata 1.56 1.78 1.68 1.58 1.38 Lunesta 0 0 0 0 3.18 Ambien CR 0 0 0 0 0.62 Rozerem 0 0 0 0 0.13 Total Rx Millions 30 36 40 43 47 Source: Wolters Kluwer Health

Insomnia Market Growth

Insomnia Complaints 70 Million Americans report symptoms of insomnia Somaxon estimates fewer than 10 Million use Rx treatment Sleep in America Poll 2002 Difficulty falling asleep Waking frequently during the night Waking too early Wake feeling unrefreshed 25% 40% 24% 36% Sleep Maintenance 24% 36%

LUNESTA has been classified as a Schedule IV controlled substance. Sedative hypnotics have produced withdrawal signs and symptoms following abrupt discontinuation. The risk of abuse and dependence increases with the dose and duration of treatment Lunesta

SILENOR(tm)(doxepin HCl) for Insomnia Tricyclic compound approved >35 years as an antidepressant Long term safety record with chronic usage A range of pharmacologic activities at high dosages, while clinically a selective H1 antagonist at very low dosages Believed to promote sleep via H1, not GABA

"Doxepin HCl is virtually devoid of euphoria as a side effect. Characteristic of this type of compound, doxepin HCl has not been demonstrated to produce the physical tolerance or psychological dependence associated with addictive compounds." SILENOR(tm) vs GABA acting drugs "LUNESTA is a Schedule IV controlled substance. . ." "In a study of abuse liability conducted in individuals with known histories of benzodiazepine abuse, eszopiclone at doses of 6 and 12 mg produced euphoric effects similar to those of diazepam 20 mg. In this study, at doses 2-fold or greater than the maximum recommended doses, a dose related increase in reports of amnesia and hallucinations was observed for both LUNESTA and diazepam."

Daily Dosage (mg) 10 25 50 75 300 Depression Sedation, anticholinergic & other side effects Two issued US patents claiming treatment of insomnia at low dose Additional patent applications on file/in process 1 6 Insomnia SILENOR(tm) Well tolerated 3

Product Differentiation Doxepin HCl Silenor(tm) Available Dosage Forms 10-150mg 1,3, (6)mg Product Form Capsules Tablets Indication Depression Insomnia Anticholinergic Yes No Daytime Sedation Yes No Branded/Promoted No Yes Sampled No Yes Patents No Yes Hatch-Waxman Exclusivity No Yes

PBO DXP 3mg DXP 6mg N1 66.7 41.4 36.3 N29 61.8 47.3 41.2 Minutes (mean) Nights p<0.0001 p<0.0001 p=0.0299 p=0.0012 Wake After Sleep Onset (WASO) Phase 3 - Chronic Insomnia PSG Trial Primary Endpoint

PBO DXP 3mg DXP 6mg N1 373.8 415.3 420.5 N29 391 408.1 419.1 Nights p<0.0001 p<0.0001 p=0.0262 p=0.0003 Phase 3 - Chronic Insomnia PSG Trial Total Sleep Time (TST) Minutes (mean)

PBO DXP 3mg DXP 6mg N1 45 26.7 27.1 N29 31.3 28 24.7 Nights Phase 3 - Chronic Insomnia PSG Trial Latency to Persistent Sleep (LPS) p=0.0018 p=0.0110 p=0.9008 p=0.9989 Minutes (mean)

PBO DXP 3mg DXP 6mg 0 1 0.505 0.62 0.606 2 0.783 0.901 0.914 3 0.848 0.933 0.93 4 0.861 0.909 0.932 5 0.829 0.898 0.901 6 0.807 0.894 0.93 7 0.852 0.888 0.912 8 0.745 0.878 0.884 Phase 3 - Chronic Insomnia PSG Trial Sleep Efficiency (SE) - by Hour Night 1

Objectives Efficacy on sleep onset and sleep duration Design - Phase 3, randomized, controlled, double blind, multicenter, parallel group, sleep laboratory Population - Transient insomnia population using first night effect plus phase advance model in healthy volunteers Dose - Placebo and 6 mg Endpoints Primary PSG - LPS Secondary PSG -TST,SE, WTDS, WASO, LPS, TWT,WTAS,NAASO Secondary Subjective - sTST, LSO, sWASO, sTWT, SQ Patients - 565 Sites - 6 Phase 3 - Transient Insomnia PSG Trial

PBO 33.6 DXP 6mg 20.6 Phase 3 - Transient Insomnia PSG Trial Primary Endpoint P<0.0001 Latency to Persistent Sleep (LPS) Minutes (mean)

PBO 48 DXP 6mg 32 Phase 3 - Transient Insomnia PSG Trial Latency to Sleep Onset (LSO) Minutes (mean) P<0.0001

PBO 78 DXP 6mg 38 Phase 3 - Transient Insomnia PSG Trial Wake After Sleep Onset (WASO) Minutes (mean) P<0.0001

PBO 374 DXP 6mg 425 Phase 3 - Transient Insomnia PSG Trial Total Sleep Time (TST) Minutes (mean) P<0.0001

Placebo (N=282) Doxepin 6 mg (N=283) sTST Mean (SD): 394.1 (78.2) 427.2 (47.5) p-value: <0.0001 sWASO Mean (SD): 36.6 (44.4) 26.0 (50.2) p-value: 0.0063 Sleep Quality1 Mean (SD): 0.8 (1.25) 1.2 (1.01) p-value: 0.0004 Phase 3 - Transient Insomnia PSG Trial Subjective Measures 1 7-point Likert scale ranging from -3=extremely poor to 3=excellent

Phase 3 - Elderly Insomnia Trial Objectives Efficacy and safety for up to 4 weeks Design - Phase 3, randomized, placebo-controlled, double blind, parallel group, multicenter, outpatient study Population - Elderly Patients with DSM IV Primary SM insomnia Dose - Placebo and 6 mg Endpoints Primary -Subjective Total Sleep Time (sTST), Week 1 Secondary -LSO, sTST, LSO, sNAASO, sWASO, SQ, CGI, ISI Patients - 255 Sites - 30

PBO DXP 6mg Baseline 0 0 Week 1 23.2 52.1 Week 2 34.7 49.2 Week 3 38.2 58.3 Week 4 42.9 63 <0.0001 0.0017 Minutes (mean) Week of study Phase 3 - Elderly Insomnia Trial Primary Endpoint sTST Change from Mean Baseline

PBO DXP 6mg Baseline 0 0 Week 1 -14.6 -37.4 Week 2 -26.9 -40.6 Week 3 -29.6 -46.1 Week 4 -33.1 -50 0.0026 <0.0001 Minutes (mean) Week of study Phase 3 - Elderly Insomnia Trial sWASO Change from Mean Baseline

PBO DXP 6mg Baseline 0 0 Week 1 -9.3 -18.1 Week 2 -18.3 -15.4 Week 3 -16.6 -19.8 Week 4 -19.8 -21.9 0.1547 0.6629 Minutes (mean) Week of study Phase 3 - Elderly Insomnia Trial LSO Change from Mean Baseline

6 mg sTST 6 mg LSO 6 mg sWASO Baseline 0 0 0 Week 1 52.1 -18.1 -37.4 Week 4 63 -21.9 -50 Phase 3 - Elderly Insomnia Trial Sleep Onset, Maintenance, Duration (ITT) Change from Mean Baseline Minutes (mean) sTST LSO sWASO Week of study

Phase 3 Trials to Date Safety & Tolerability Well tolerated Overall AE incidence comparable to placebo Low discontinuation rate No clinically meaningful next day effects No rebound insomnia, withdrawal effects or tolerance No amnesia or weight gain observed

Positioning Targeted by Phase 3 Amnesia Euphoria Hormone Changes Metallic Taste Attributes Sonata Ambien Ambien CR Lunesta Indiplon Rozerem SILENORTM Onset Maintenance ? Last 3rd of Night Long Term Studies ? Not Scheduled Not GABA

SILENOR(tm) Development Plan Ph 3 Transient 2005 2006 2007 Ph 3 Adult PSG Ph 1 PK Studies Ph 3 Elderly PSG Ph 3 Elderly Outpatient Submit NDA Pre-Clinical

Nalmefene Opioid receptor antagonist, marketed in IV form since 1995 for opiate reversal Somaxon product is orally administered Opioid antagonism can reduce urges & cravings

Ph 2/3 Pathological Gambling Clinical Development Plan TBD 2005 2006 2007 2008 2009 Ph 2 Smoking Pilot

Financial Highlights, 9/30/06 NASDAQ: SOMX Cash, cash equivalents & short term investments Cash burn, YTD 9-30-06 Shares outstanding Fully diluted shares $67.1 mm $37.0 mm 18.1 mm 20.5 mm

Key milestones SILENOR(tm) Phase 3 adult results - Q2 '06 ^ Phase 3 transient results - late '06 ^ Phase 3 elderly 4 wk outpatient results - Nov. '06 ^ Phase 3 elderly 3 month PSG results - Dec. '06 Strategic partnership NDA - Q3 '07 Nalmefene Pilot smoking cessation results - mid '06 ^ Phase 2/3 PG results - Dec. '06

Highlights Specialty pharmaceuticals focused on psychiatric and neurologic disorders Three in-licensed product candidates with extensive human experience & established safety records Highly differentiated product profiles addressing large markets, including 3 positive Phase 3 trials in insomnia Company still retains exclusive rights to all products Near term milestones including additional Phase 3 results